UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2007

AXSYS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16182	11-1962029
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

175 Capital Boulevard, Suite 103
Rocky Hill, Connecticut		06067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 257-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement

On November 30, 2007, Axsys Technologies, Inc. (“Axsys”) and AST Bearings LLC (“AST”), a subsidiary of the Tonka Bay Equity Partners, entered into an Asset Purchase Agreement (“Agreement”). Pursuant to the terms of the Agreement, AST acquired substantially all of the assets of Axsys’ Distributed Products Group on November 30, 2007 for an aggregate purchase price of $15.5 million in cash, subject to adjustments based on certain net working capital requirements. The description of the Asset Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 25.1 hereto and is incorporated by reference.

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the sale of substantially all of the assets of Axsys’ Distributed Products Group is incorporated herein by reference.

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective December 3, 2007, Scott B. Conner was promoted to President and Chief Operating Officer of Axsys. Mr. Conner had served as Vice President –Strategic Planning and Corporate Development since joining Axsys in July 2004.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro Forma Financial Information

The unaudited pro forma consolidated statement of financial position as of September 29, 2007, the unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and for the nine months ended September 29, 2007, and the notes to the unaudited pro forma consolidated financial statements are included as Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference.

(c)                                  Exhibits

Exhibit No.	Exhibit Description
2.1(1)	Asset Purchase Agreement dated November 30, 2007 by and among Axsys Technologies, Inc. and AST Bearings LLC.
99.1

Unaudited Pro Forma Consolidated Statement of Financial Position as of September 29, 2007, the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2006 and for the nine months ended September 29, 2007, and the Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(1)  Pursuant to Item 601(b)(2) of Regulation S-K, Axsys Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 4, 2007

AXSYS TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ David A. Almeida
David A. Almeida
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
2.1(1)	Asset Purchase Agreement dated November 30, 2007 by and among Axsys Technologies, Inc. and AST Bearings LLC.
99.1

Unaudited Pro Forma Consolidated Statement of Financial Position as of September 29, 2007, the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2006 and for the nine months ended September 29, 2007, and the Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(1) Pursuant to Item 601(b)(2) of Regulation S-K, Axsys Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit upon request.